CIBC World Markets
 7th Annual Consumer Growth Conference
 July 10, 2007

*
Safe Harbor
Information contained in this presentation, other than historical information, should be considered forward-looking. Forward-looking statements are subject to various risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected.
 Among the key factors that may have a direct bearing on Krispy Kreme's operating results, performance or financial condition are the outcome of pending governmental investigations, including by the Securities and Exchange Commission and the United States
 Attorney's Office for the Southern District of New York; potential indemnification obligations and limitations of our director and officer liability insurance; material weaknesses in our internal control over financial reporting; our ability to implement remedial measures necessary to improve our processes and procedures; negative publicity; significant changes in our management; our ability, and our dependence on the ability of our franchisees, to execute our and their business plans; our ability to implement our international growth strategy; currency, economic, political and other risks associated with our international operations; the price and availability of raw materials needed to produce doughnut mixes and other ingredients; compliance with governmental regulations relating to food products and franchising; our relationships with wholesale customers; our ability to protect our trademarks; restrictions on our operations contained in our senior secured credit facilities; changes in customer preferences and perceptions; risks associated with competition;
 and other factors discussed in Krispy Kreme's Annual Report on Form 10-K for fiscal 2007 and other periodic reports filed with the
 Securities and Exchange Commission.

*
Investment Highlights
£ Great Brand
£ Attractive Category Growth
£ Portfolio of Revenue Streams
£ Progress on The Turnaround
£ Business Potential and Plans

RETAIL
EAT
Krispy Kreme
DOUGHNUTS

Krispy Kreme
DOUGHNUTS

*
Great Brand - 70 Years

Sales Growth (%)
30%
25%
20%
15%
10%
5%
0%
(5%)
(10%)
27.8%
19.8%
12.4%
12.0%
11.5%
9.4%
6.0%
4.2%
3.4%
(1.6%)
(3.6%)
Bakery Café
Beverage
Mexican
Sandwich
Doughnuts
Chicken
Frozen Dessert
Hamburger
Pizza
Family Steak
Cafeteria/ Buffet

*
Attractive Category Growth
Krispy Kreme’s
QSR Segment Sales Growth (%)

Current Focus
Non-traditional QSR segments such as Bakery Café, Beverage and Doughnuts have grown more quickly than traditional segments such as Hamburgers and Pizza.
Higher Growth in Non-Traditional QSR Segments
Source: Technomic Information Services (2006).

*
Portfolio of Revenue Streams
(1) As defined in the Company’s 2007 Secured Credit Facilities.
FY07 Results
Systemwide Shops 395
Company Shops  113
Total Revenue $461MM
Net (Loss)                                                                        $(42MM)
Adjusted EBITDA (1) $38MM

*
Franchise
 Operations
5% of Revenue
Domestic
International
Company Stores
70% of Revenue
Retail
Convenience Store
Grocery Store
Supply Chain
25% of Revenue
Mix
Components
As of FY07
Portfolio of Revenue Streams

*
Percent of
 Revenue
Relative
Margins
Growth Drivers
Shops
Same Shop
Sales
Portfolio of Revenue Streams
As of FY07
Supply Chain
Mix                                35%                         +++        ✓    ✓
Other Ingredients        60%                              +        ✓    ✓
and Supplies
Equipment                     5%                               +                   ✓

*
Number of Shops
as of 4/29/07
Portfolio of Revenue Streams
Royalties
Franchise Operations
Domestic Franchisees
Associates                                                                     52                                 1% - 3%
     Area Developers              109                 4.5%
International Franchisees                                      129                                                                        6%

*
Percent of FY07
 Revenue
Relative
Margins
Growth Drivers
N
Shops

ew
Same Shop
Sales
Portfolio of Revenue Streams
Company Shops
Factory Retail             40%                           +++                                                             ✓
Off Premises
     C-Store                  28%                             ++                            ✓        ✓
     G/Mass                  31%                               +                                                              ✓
Satellite Retail             1%                         ++++                            ✓                               ✓

*
Progress On The Turnaround
£ Issues We’ve Resolved
£ Long-Standing Challenges We’re Addressing
£ Plan For Sustained Growth

*
FY06
Today
Issues We’ve Resolved

• Rebuilt Cash Flow                                                                                          $2MM                          $22MM
• Restated FY01-FY05 Financials                                                                          Delayed            Completed

• Reported Financials                                                                              5 Years “Open”            Current
• Resolved Critical Legal Matters                                                             $1.7B Exposure
• Reduced Guarantees                                                                                           $34MM            $17MM

  Settlements
• Restructured Troubled Franchisees                                                               ~10             2-3
• Reduced Special Professional Fees                                                          $8MM/Quarter            $1MM/Quarter
• Recapitalized Balance Sheet                                                                               L+725             L+300
• Ramped Up International                                                                                                50             120
• Rolling Out Innovation                                                                                       Limited             Program
• Reconstituted Board of Directors                                                                                                    80% “New”
• Revamped Senior Management                                                                 Interim (KZC)           New Management

*
Daryl Brewster Chief Executive Officer                                   25+
Doug Muir               Chief Financial Officer                                    30+
Jeff Jervik                U.S. Operations                                  25+
Sandy Michel  General Counsel                                   25+
Ken Hudson             Human Resources                 25+
Jeff Welch               International Ops. & Dev.                                    22+
Brad Wall                 Supply Chain               11+
Stan                           Strategic Marketing               19+
Steve Lineberger     Strategic Growth Initiatives                                   25+
Mansour Tavangaran  Research & Development                      22+
Experience
Experienced Leadership Team

*
Challenges We’re Addressing
£ Re-set Underperforming U.S. Expansion Markets
£ Improve System Economics
• Shop Margins/Commodities
• Cost Structure
£ Drive Growth Model
• Same Shop Sales: HQSC, Product News
• Small Shop Expansion: Flexible Market Plans

*
Vision
Sharing Sweet Smiles Worldwide
Efficient Business System (Costs & Assets)
Proprietary
Mix
Company
Shops
Franchisee
Royalties
£ Doughnuts & Complementary Products
£ Franchise-Driven Growth
£ Focused Channel Strategies
• Focus on Smaller Retail Units

*
       FY07  3+ Years
Sales         Same Shop Sales                          ~Flat
         % Complementary Items                                         10%
         % Retail (Systemwide)                                                   ~55%
Shops         Total                                       395     500+
         Smaller Shops (<2000 sg.ft.)                                                   ~25%
         Franchise Owned                                      ~75%
Savings         Company Shop Margins                                            1%     10%
         G&A (excluding special charges)                                              9%
Asset Base   Assets Deployed                                                             $349MM
         Cash From Operating                                                  $22MM
         Activities
Goals

*
Strategies
£ Keep Klean
£ Run Great Krispy Kreme Shops
• Same Shop Sales
£ Ignite Innovation & Growth
• Small Shop Expansion
£ Save Money Everywhere
• Savings
£ Power the Organization
£ You - The Owners

*
Same Shop Sales
£   Retail Execution
£   Product News
• Doughnuts and Complementary Products
£   Marketing and Messaging
£   Focused Channel Strategies

Hospitality, Quality, Service and Cleanliness (HQSC) Data
Complaints per 10,000 Transactions
Mystery Shopper Score
2.50
2.25
2.00
1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
90.50
90.00
89.50
89.00
88.50
88.00
87.50
87.00
86.50
86.00
85.50

	Q1 FY07	Q1 FY08	FY08	FY09	FY10
Complaints per 10,000 Transactions	2.19	1.89	1.83	1.78	1.75
Mystery Shopper Score	87.21	88.75	89.10	89.65	90.00

Q1 FY07 & Q1 FY08 Actual, FY09 - FY10 Projected *

Krispy Kreme DOUGHNUTS

*
Focus on the Areas that Drive Revenue
•  In and out within 5 minutes
•  Friendly Sales People
•  Clean and Inviting Surroundings
Retail Execution
Same Shop Sales

Krispy Kreme
COFFEE

COMING SOON
JULY
STAR DOUGHNUTS
(Starts June 25)
MULTIGRAIN CAKE DOUGHNUTS
(Starts July 9)
New!
Krispy Kreme

Krispy Kreme DOUGHNUTS

*
Retail Execution
Get Consumers In!
Trade Them Up!
Get Them Back!
Same Shop Sales

MULTIGRAIN
CAKE DOUGHNUTS
New!

TAILGATE PACK!
ONE DOZEN FOOTBALL DOUGHNUTS
AND
ONE DOZEN ORIGINAL GLAZED
ADD A
BREW BOX
AND SAVE!

LOOK WHO'S BACK
PUMPKIN SPICE CAKE DOUGHNUTS
ALSO AVAILABLE AS DOUGHNUT HOLES!

PUMPKIN SPICE CAKE AND
HALLOWEEN DOUGHNUTS
ALSO AVAILABLE AS DOUGHNUT HOLES!

SNOWMAN DOUGHNUTS!
New!
SNOWMAN DOUGHNUTS!

Krispy Kreme
DOUGHNUTS

*
August
September
Monthly News
November/December
July
October
Same Shop Sales

New!
KREMEY
Krispy Kreme
CHILLERS
FRUITY

KK
Krispy Kreme
DOUGHNUTS
COFFEE

New!
Krispy Kreme
ICE KREME
Krispy Kreme
DOUGHNUTS

Krispy Kreme DOUGHNUTS

*
Coffee
• Simplified Program
• New Combos
• Improved Merchandising
   (Q3)
Chillers
• New/Improved Program
• Q2 Launch Systemwide
• Fruity and Kremey Blends
Ice Kreme (Test)
• Company, Franchise
• Beginning Q2
• Doughnut Sundaes, Shakes,
   Cones & Cups
Same Shop Sales
Complementary Products

USA TODAY
usatoday.com
HEART
DOUGHNUTS!
Thinking About
Sweethearts & Friends?
think
Krispy Kreme
DOUGHNUTS
Available at participating Krispy Kreme stores
through February 14. Call 1-800-4-KRISPY
to find out if a store near you is offering
Heart doughnuts!

Krispy Kreme DOUGHNUTS

*
Same Shop Sales
New Image Here
Marketing and Messaging
£ Increasing Product Media Mentions
£ Restoring Local Shop Marketing
£ Advertising Test
• Retail Sales - Same Shop Sales
 Growth
• Expanding into New Markets

Krispy Kreme
DELIVERED FRESH DAILY
EAT
Krispy Kreme
DOUGHNUTS

Honey Buns
Honey Bun

Krispy Kreme
DOUGHNUTS

*
Focused Channel Strategy
                               Lever C-Store Strength
Same Shop Sales
More Doors
£ HQSC to the Case
£ C-store Solution Program
£ Recently Approved Doors
Raise Average per Door
£ Add Packaged Product
£ Expand Hispanic Products
£ Test PM Day Part Products

*
Small Shop Expansion
£ International Expansion
£ Domestic Small Retail Shops
• Flexible Market Plans

*
Small Shop Expansion
  Store Breakdown - As of 4/29/07
  Domestic Int’l Total
Company               108 6  114
Franchise               161                 129   290
                                                                                                           404
Large Factory                235                   43                  278
Small Factory                                          1                   22                    23
Satellites                                               33                   70                  103
                                                                                                           404

*
Systemwide Store Breakdown
   International Sales Increase
Small Shop Expansion
+ 87% increase
33%
International
67%
Domestic
Q1 FY08
International

NORTH AMERICA
ASIA
AFRICA
SOUTH AMERICA
AUSTRALIA

Krispy Kreme
DOUGHNUTS

*
135 International Krispy Kreme Shops
        Phase 1                      Phase 2                 Phase 3
Small Shop Expansion

Krispy Kreme
DOUGHNUTS & COFFEE

Krispy Kreme
DONAS Y CAFÉ

DOUGHNUTS & COFFEE

Krispy Kreme

Krispy Kreme
DOUGHNUTS

*
Kiosk
Fresh Shop
Hot Shop
Small Factory Store
Small Shop Expansion
Small Retail Shops

*
Small Shop Expansion
International
£ Utilize International Franchise Model
• Well-Capitalized Proven Operators
• Generally Shared Infrastructure
£ Focus on Operating vs. Just Opening
• Small Retail Concepts
• Flexible Market Plans
£ Important Learning for Domestic Operations

*
Small Shop Expansion
Domestic
                  Status
£ International Learning                                ✓
£ SRC Designs                                            ✓
• Back of the House                              ✓
• Front of the House                             ✓
£ Flexible Market Planning                           ✓
£ Economics                                               ✓

*
Current
International:
   Number of shops                                                 22                           23                                      28                               19
   Average Size (Sq.Ft.)                                      1300                         850                                    500                             200
Domestic:
   Number of shops                                                   1                            15                                      17                                 1
   Average Size (Sq.Ft.)                                          2000                        1500                                    900                             848
Target Sales/Inv. Ratio                                            1.1            1.5                                  2.0                  2.0
Small Shop Expansion
Small
Factory
Hot
Shop
Fresh
Shop
Kiosk
- Satellites -
Small Retail Shops - as of 4/29/07

*
Save Money Everywhere
£ Completing Cost Benchmarking
£ Only Two Things are Non-Negotiable
• The Krispy Kreme Brand
• Quality Products
£ Focus on What We Do Best

*
Save Money Everywhere
(FIVE STAR RATING)
Cost Categories      Current Rating          Actions To Improve
Cost of Goods                                                                     Supply Chain
      Production Efficiency

Labor                                                                                   Labor Management
Shop Operating
      Small Retail Shops

Expenses                                                                              10% Margin by FY10
                                                                                            Scale Buying
Supply Chain                                                                       Benchmarking
                                                                                            Strategic Sourcing
      Route Profitability

G&A                                                                                     Professional Fees
      Scale Buying

*
For illustrative purposes
Improve Shop Margins
FY07
Base
10% Margin by FY10
Under-
performing
 Shops
Cost of
Goods
 Labor
Savings
Cost
Saving
 Initiatives
General &
 Administrative
Save Money Everywhere

*
• Re-set Underperforming U.S.                                                                Assess/Implement           ✓
   Expansion Markets
• Improve System Economics
— Cost Structure                                                                               Assess/Implement           ✓
— 10% Margin by FY10                                                                   Assess/Implement      Implement       ✓
• Drive Growth Model
— Same Shop Sales, HQSC,                                                             Test/                                Test/                Test/
     Innovation                                                                                    Expand                            Expand            Expand
— Small Shop Expansion                                                             Develop/Expand            Expand             ✓
FY08
FY09
FY10
Long-Standing Challenges We Are Addressing
Turnaround Timeline

*
Summary
£ Great Brand
£ Attractive Category Growth
£ Portfolio of Revenue Streams
£ Progress on The Turnaround
£ Potential and Plans